UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2014

WESTERN ASSET

CALIFORNIA MUNICIPALS

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California State personal income taxes as is consistent with the preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset California Municipals Fund for the twelve-month reporting period ended February 28, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 28, 2014

II	Western Asset California Municipals Fund

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the twelve months ended February 28, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s final reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. After holding steady for several months, unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February 2014. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in February 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 37.0% of the 10.5 million Americans looking for work in February 2014 had been out of work for more than six months. In contrast, 35.8% had been out of work for more than six months in January 2014.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising in December 2013, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 and 0.4% in February 2014, both versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $189,000 in February 2014, up 9.1% from February 2013. The inventory of homes available for sale in February 2014 was 6.4% higher than the previous month at a 5.2 month supply at the current sales pace and 5.3% higher than in February 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February 2014. During February 2014, fourteen of the eighteen industries within the

Western Asset California Municipals Fund	III

Investment commentary (cont’d)

PMI expanded, versus eleven expanding the prior month.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. Finally, at its meeting that concluded on March 19, 2014, after the reporting period ended, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

March 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset California Municipals Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset California Municipals Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California State personal income taxes as is consistent with the preservation of capital. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in California municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and California State personal income tax, but which may be subject to the alternative minimum tax (“AMT”). California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities, at the time of purchase, from one to more than thirty years. The Fund focuses on investment grade bonds, (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determine to be of comparable credit quality,) but may invest up to 20% of its assets in below investment grade bonds.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility but largely outperformed equal-duration Treasuries over the twelve months ended February 28, 2014. However, most spread sectors posted only modest absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”),ii the U.S government’s sixteen-day partial shutdown in October 2013 and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the twelve months

Western Asset California Municipals Fund 2014 Annual Report	1

Fund overview (cont’d)

ended February 28, 2014. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.33% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.89% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.66%. All told, the Barclays U.S. Aggregate Indexiii returned 0.15% for the twelve months ended February 28, 2014.

The municipal bond market underperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Barclays Municipal Bond Indexiv and the Barclays U.S. Aggregate Index returned -0.21% and 0.15%, respectively. The municipal bond market lagged the taxable bond market during four of the first six months covered by this report. In addition to the negative impact of higher interest rates, investor sentiment for municipal bonds was weak at times given a number of well publicized events. These included questions regarding the future tax favored status for municipal bonds, as well as credit issues in Puerto Rico and the fallout from the city of Detroit’s bankruptcy filing. However, the municipal bond market then outperformed the taxable bond market during five of the last six months covered by this report. This turnaround was triggered by a number of factors, including improving fundamentals, attractive valuations, moderating supply and increased demand, especially by “crossover buyers,” such as pensions and hedge funds.

The California municipal bond market outperformed the overall tax-exempt market, as the Barclays California Municipal Bond Indexv (the “Index”) returned 0.86% during the twelve month reporting period. While California could not avoid the weakness in the overall municipal bond market, the Index benefited on a relative basis from improving budgetary conditions within the state, as well as having a shorter duration than the Barclays Municipal Bond Index.

Q. How did we respond to these changing market conditions?

A. There were no significant changes to the Fund during the reporting period. However, we did pare the Fund’s allocation to Puerto Rico in order to reduce its overall risk exposure (interest from bonds issued in certain territories, such as Puerto Rico, are tax-exempt in all states).

The Fund utilized short U.S. Treasury futures during the reporting period to manage duration. This strategy modestly contributed to the Fund’s performance during the period.

Performance review

For the twelve months ended February 28, 2014, Class A shares of Western Asset California Municipals Fund, excluding sales charges, returned -1.93%. The Fund’s unmanaged benchmark, the Barclays California Municipal Bond Index, returned 0.86% for the same period. The Lipper California Municipal Debt Funds Category Average1 returned -0.94% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 123 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset California Municipals Fund 2014 Annual Report

Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 28, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset California Municipals Fund:
Class A	5.81%	-1.93%
Class B1	5.34%	-2.70%
Class C	5.53%	-2.44%
Class I	5.88%	-1.80%
Barclays California Municipal Bond Index	6.80%	0.86%
Lipper California Municipal Debt Funds Category Average[2]	7.14%	-0.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended February 28, 2014 for Class A, Class B, Class C and Class I shares were 3.44%, 2.91%, 3.04% and 3.72%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.65%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.71%, 1.42%, 1.27% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its security selection of pre-refundedvi securities. The Fund’s higher quality/shorter-term pre-refunded securities outperformed the Index during the reporting period.

Our sector positioning was also beneficial in a number of areas. An underweight to state General Obligation bonds was rewarded as they lagged the Index. An overweight to the

[1]

At the close of business on March 14, 2014, all issued and outstanding Class B shares of the Fund were converted to Class A shares of the Fund, with the same aggregate net asset value as the Class B shares held immediately prior to the conversion. The Fund no longer offers Class B shares for incoming exchanges or dividend reinvestment.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds for the six-month period and among the 123 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset California Municipals Fund 2014 Annual Report	3

Fund overview (cont’d)

Transportation sector was also additive for results given their outperformance versus the Index.

Q. What were the leading detractors from performance?

A. The largest detractors from relative performance during the reporting period was the Fund’s duration and yield curvevii positioning. In particular, having a duration that was longer than that of the Index was not rewarded as rates moved higher during the reporting period. From a yield curve perspective, the Fund’s overweight to the 22+ year portion of the municipal yield curve was negative for performance.

The Fund’s overweight exposure to Puerto Rico was negative for results as Commonwealth bonds underperformed the California municipal market during the reporting period.

Thank you for your investment in Western Asset California Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 18, 2014

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset California Municipals Fund 2014 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]	The Barclays California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset California Municipals Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2014 and February 28, 2013 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset California Municipals Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2013 and held for the six months ended February 28, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.81%	$1,000.00	$1,058.10	0.73%	$3.73	Class A	5.00%	$1,000.00	$1,021.17	0.73%	$3.66
Class B	5.34	1,000.00	1,053.40	1.54	7.84	Class B	5.00	1,000.00	1,017.16	1.54	7.70
Class C	5.53	1,000.00	1,055.30	1.29	6.57	Class C	5.00	1,000.00	1,018.40	1.29	6.46
Class I	5.88	1,000.00	1,058.80	0.60	3.06	Class I	5.00	1,000.00	1,021.82	0.60	3.01

Western Asset California Municipals Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset California Municipals Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/14	-1.93%	-2.70%	-2.44%	-1.80%
Five Years Ended 2/28/14	6.23	5.60	5.64	6.36
Ten Years Ended 2/28/14	4.23	3.80	3.64	N/A
Inception* through 2/28/14	6.64	5.35	5.23	4.54

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 2/28/14	-6.08%	-6.92%	-3.38%	-1.80%
Five Years Ended 2/28/14	5.32	5.44	5.64	6.36
Ten Years Ended 2/28/14	3.77	3.80	3.64	N/A
Inception* through 2/28/14	6.49	5.35	5.23	4.54

Cumulative total returns
Without sales charges[1]
Class A (2/29/04 through 2/28/14)	51.27%
Class B (2/29/04 through 2/28/14)	45.25
Class C (2/29/04 through 2/28/14)	43.02
Class I (Inception date of 3/2/07 through 2/28/14)	36.41

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are April 9, 1984, November 6, 1992, November 14, 1994 and March 2, 2007, respectively.

Western Asset California Municipals Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Western Asset California Municipals Fund vs. Barclays California Municipal Bond Index and Lipper California Municipal Debt Funds Category Average† — February 2004 - February 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset California Municipals Fund on February 28, 2004, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays California Municipal Bond Index and Lipper California Municipal Debt Funds Category Average. The Barclays California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Index is unmanaged and not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper California Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset California Municipals Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays California Municipal Bond Index
WA CA Muni	— Western Asset California Municipals Fund

Western Asset California Municipals Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays California Municipal Bond Index
WA CA Muni	— Western Asset California Municipals Fund

12	Western Asset California Municipals Fund 2014 Annual Report

Schedule of investments

February 28, 2014

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.4%
Education — 2.6%
California EFA Revenue, Occidental College	5.300%	10/1/38	$8,320,000	$8,875,027
California Municipal Finance Authority Revenue, Biola University	5.800%	10/1/28	2,500,000	2,718,375
California State School Finance Authority, Educational Facilities Revenue, New Designs Charter School	5.250%	6/1/32	4,000,000	3,818,960
Total Education				15,412,362
Health Care — 19.0%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Sharp Healthcare	6.250%	8/1/39	7,500,000	8,487,750
Sharp Healthcare	5.000%	8/1/43	5,000,000	5,213,150
California State Health Facilities Financing Authority Revenue:
Providence Health & Services	6.500%	10/1/38	3,680,000	4,190,931
Stanford Hospital & Clinics	5.250%	11/15/40	7,500,000	8,084,325
Stanford Hospital & Clinics	5.000%	8/15/51	20,000,000	20,638,800	(a)
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/30	4,910,000	5,280,656
Catholic Healthcare West	5.625%	7/1/35	6,000,000	6,499,500
Enloe Medical Center, CMI	6.250%	8/15/33	17,475,000	19,589,475
FHA, Methodist Hospital Project	6.750%	2/1/38	8,930,000	10,467,657
Health Facility Adventist Health System	5.000%	3/1/35	4,000,000	4,014,600
Health Facility Los Angeles Jewish Home for the Aging, CMI	5.000%	11/15/37	6,035,000	6,111,946
St. Joseph Health System, NATL	5.125%	7/1/24	5,695,000	6,279,079
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	10,392,000
Total Health Care				115,249,869
Housing — 0.3%
California Housing Finance Agency Revenue, MFH III, NATL	5.850%	8/1/17	665,000	665,280	(b)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,475,000	1,279,400
Total Housing				1,944,680
Industrial Revenue — 13.5%
Chula Vista, CA, IDR, San Diego Gas & Electric Co.	5.875%	2/15/34	16,610,000	18,215,689
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	2,500,000	2,619,325
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	10,970,000	12,198,530

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	13

Schedule of investments (cont’d)

February 28, 2014

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — continued
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	$30,000,000	$37,788,000
Southern California Public Power Authority, Project No. 1	5.000%	11/1/33	4,410,000	4,595,573
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.625%	10/1/29	6,000,000	6,435,480
Total Industrial Revenue				81,852,597
Leasing — 7.8%
Anaheim, CA, COP, Regular Fixed Option Bonds, NATL	6.200%	7/16/23	2,000,000	2,000,940
California State Public Works Board, Lease Revenue, Department of Corrections, NATL	5.000%	9/1/21	2,500,000	2,506,875
Escondido, CA, Union High School District, COP, NATL/FGIC	5.000%	9/1/37	15,000	15,028
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	4,000,000	4,585,880
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	6,000,000	6,141,600
Modesto, CA, Irrigation District, COP, Capital Improvements	5.750%	10/1/34	15,000,000	16,409,850
Palm Springs, CA, Financing Authority, Lease Revenue, Convention Center Project, NATL	5.500%	11/1/29	4,500,000	4,634,820
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Youth Services Campus	5.000%	7/15/36	2,000,000	2,111,160	(a)
Santa Ana, CA Financing Authority, Lease Revenue, Police Administration & Holding Facility, NATL	6.250%	7/1/24	2,875,000	3,178,255
Southern California Water Replenishment District Revenue, COP	6.000%	8/1/38	5,340,000	5,871,330
Total Leasing				47,455,738
Local General Obligation — 0.9%
Corona-Norca, CA, USD, GO, AGM	5.500%	8/1/39	5,000,000	5,381,300
Other — 1.6%
California State MFA Revenue:
Goodwill Industries Sacramento Valley & Northern Nevada Project	6.625%	1/1/32	1,000,000	1,051,830
Goodwill Industries Sacramento Valley & Northern Nevada Project	6.875%	1/1/42	2,000,000	2,098,860
Lee Lake, CA, PFA Revenue, Junior Lien	5.000%	9/1/25	1,220,000	1,246,816
Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax Allocation, NATL	5.000%	2/1/21	5,550,000	5,549,833
Total Other				9,947,339
Power — 3.3%
Imperial Irrigation District, CA, Electric Revenue	5.125%	11/1/38	7,690,000	8,107,182
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	6,000,000	6,387,540
Santa Clara, CA, Electric Revenue	5.375%	7/1/29	1,555,000	1,735,427
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	3,500,000	3,789,345
Total Power				20,019,494

See Notes to Financial Statements.

14	Western Asset California Municipals Fund 2014 Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — 18.1%
California Health Facilities Financing Authority Revenue, Providence Health & Services	6.500%	10/1/38	$70,000	$87,770	(d)
Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.750%	5/1/22	215,000	269,533	(b)(e)
Martinez, CA, Home Mortgage Revenue, UGRIC	10.750%	2/1/16	25,000	26,783	(e)
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,500,000	7,120,190	(d)
Ontario, CA, Redevelopment Financing Authority Revenue, Ontario Redevelopment Project No. 1, NATL	5.800%	8/1/23	2,670,000	3,089,190	(e)
Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue, Municipal Multiplier 1984, NATL	0.000%	10/1/16	6,000,000	5,934,060	(e)
Redding, CA, Electric System Revenue, COP, Regular Linked SAVRS & RIBS, NATL	6.368%	7/1/22	1,535,000	1,863,152	(e)
Riverside County, CA, Single-Family Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.800%	5/1/21	1,000,000	1,390,520	(b)(e)
Sacramento County, CA, Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized	8.000%	7/1/16	1,500,000	1,752,525	(b)(e)
San Bernardino County, CA, COP, Capital Facilities Project	6.875%	8/1/24	2,000,000	2,669,200	(e)
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
Senior Lien	0.000%	1/1/16	20,000,000	19,873,000	(e)
Senior Lien	0.000%	1/1/17	17,500,000	17,221,050	(e)
Senior Lien	0.000%	1/1/18	25,000,000	24,230,250	(e)
Senior Lien	0.000%	1/1/19	20,000,000	18,896,800	(e)
San Marcos, CA, PFA, Public Facilities Revenue	0.000%	1/1/19	4,310,000	4,052,822	(e)
Sequoia, CA, Hospital District Revenue	5.375%	8/15/23	1,250,000	1,410,713	(e)
Total Pre-Refunded/Escrowed to Maturity				109,887,558
Special Tax Obligation — 9.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	4,064,600
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	4,750,000	3,886,783
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	7,200,000	5,521,752
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	10,000,000	7,855,200
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/46	2,000,000	1,598,660
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Development Project, AGM, Refunding	5.250%	9/1/20	1,500,000	1,503,150
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.000%	6/1/32	20,000,000	21,667,400

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	15

Schedule of investments (cont’d)

February 28, 2014

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Sacramento, CA, Area Flood Control Agency, Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	$10,000,000	$10,802,600
Santa Margarita-Dana Point, CA, Authority Revenue, Water Improvement Districts 3, 3A, 4, & 4A, NATL	7.250%	8/1/14	1,500,000	1,530,855
Total Special Tax Obligation				58,431,000
Transportation — 18.0%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.140%	4/1/24	2,000,000	1,999,820	(c)(f)
San Francisco Bay Area	5.000%	4/1/34	4,175,000	4,479,483
San Francisco Bay Area	5.000%	4/1/39	15,815,000	16,475,909
California State, GO	5.000%	11/1/43	19,680,000	20,869,853
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	16,000,000	17,392,160
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	200,000	208,120
Senior Lien	5.750%	6/1/48	500,000	517,330
Sacramento County, CA, Airport System Revenue, PFC, Grant	6.000%	7/1/35	20,000,000	22,319,800
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	10,000,000	11,122,500
San Jose, CA, Airport Revenue:
AMBAC	5.000%	3/1/33	8,635,000	8,814,953
AMBAC	5.000%	3/1/37	5,000,000	5,077,550
Total Transportation				109,277,478
Water & Sewer — 3.6%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	6,500,000	6,192,030	(b)(g)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	2,995,020	(g)
Contra Costa, CA, Water District Revenue	5.000%	10/1/43	2,000,000	2,156,060
Los Angeles, CA, Department of Water & Power Waterworks Revenue	5.000%	7/1/43	10,000,000	10,694,100
Total Water & Sewer				22,037,210
Total Investments Before Short-Term Investments (Cost — $537,550,153)				596,896,625
Short-Term Investments — 0.7%
Finance — 0.0%
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Dexia Credit Local	0.300%	8/1/22	100,000	100,000	(h)(i)

See Notes to Financial Statements.

16	Western Asset California Municipals Fund 2014 Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
General Obligation — 0.4%
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.100%	6/1/36	$1,600,000	$1,600,000	(h)(i)
Mercer County, PA, GO	0.180%	10/1/31	100,000	100,000	(h)(i)
New York City, NY, GO:
LIQ-Dexia Credit Local	0.300%	4/1/35	100,000	100,000	(h)(i)
SPA-Dexia Credit Local	0.300%	8/1/28	600,000	600,000	(h)(i)
Total General Obligation				2,400,000
Miscellaneous — 0.1%
Missouri State HEFA Revenue, St. Louis University, SPA-U.S. Bank NA	0.080%	10/1/24	500,000	500,000	(h)(i)
Water & Sewer — 0.2%
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.100%	6/1/36	600,000	600,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.270%	6/15/32	200,000	200,000	(h)(i)
Total Water & Sewer				800,000
Total Short-Term Investments (Cost — $3,800,000)				3,800,000
Total Investments — 99.1% (Cost — $541,350,153#)				600,696,625
Other Assets in Excess of Liabilities — 0.9%				5,723,444
Total Net Assets — 100.0%				$606,420,069

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Maturity date shown represents the mandatory tender date.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $540,713,126.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	17

Schedule of investments (cont’d)

February 28, 2014

Western Asset California Municipals Fund

Abbreviations used in this schedule:
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
RDA	— Redevelopment Agency
RIBS	— Residual Interest Bonds
SAVRS	— Selected Auction Variable Rate Securities
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
UGRIC	— United Guaranty Residential Insurance Company — Insured Bonds
USD	— Unified School District

Ratings Table* (unaudited)

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	13.9%
AA/Aa	37.9
A	40.2
BBB/Baa	5.5
A-1/VMIG 1	0.6
NR	1.9
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

18	Western Asset California Municipals Fund 2014 Annual Report

Statement of assets and liabilities

February 28, 2014

Assets:
Investments, at value (Cost — $541,350,153)	$600,696,625
Cash	49,827
Interest receivable	6,121,090
Receivable for Fund shares sold	1,669,762
Receivable from broker — variation margin on open futures contracts	11,063
Prepaid expenses	49,896
Total Assets	608,598,263

Liabilities:
Payable for Fund shares repurchased	1,567,101
Investment management fee payable	225,215
Distributions payable	107,117
Service and/or distribution fees payable	90,701
Trustees’ fees payable	4,592
Accrued expenses	183,468
Total Liabilities	2,178,194
Total Net Assets	$606,420,069

Net Assets:
Par value (Note 7)	$372
Paid-in capital in excess of par value	576,981,459
Undistributed net investment income	558,308
Accumulated net realized loss on investments and futures contracts	(30,160,365)
Net unrealized appreciation on investments and futures contracts	59,040,295
Total Net Assets	$606,420,069

Shares Outstanding:
Class A	28,019,919
Class B	170,972
Class C	4,293,964
Class I	4,677,769

Net Asset Value:
Class A (and redemption price)	$16.32
Class B*	$16.23
Class C*	$16.28
Class I (and redemption price)	$16.32
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.04

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	19

Statement of operations

For the Year Ended February 28, 2014

Investment Income:
Interest	$33,651,802

Expenses:
Investment management fee (Note 2)	3,173,811
Service and/or distribution fees (Notes 2 and 5)	1,319,826
Transfer agent fees (Note 5)	292,210
Legal fees	68,158
Registration fees	64,041
Fund accounting fees	61,754
Audit and tax	38,773
Shareholder reports	27,048
Insurance	14,520
Trustees’ fees	11,984
Custody fees	4,014
Miscellaneous expenses	7,174
Total Expenses	5,083,313
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(40,322)
Net Expenses	5,042,991
Net Investment Income	28,608,811

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	9,334,821
Futures contracts	900,854
Net Realized Gain	10,235,675
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(54,421,713)
Futures contracts	(822,834)
Change in Net Unrealized Appreciation (Depreciation)	(55,244,547)
Net Loss on Investments and Futures Contracts	(45,008,872)
Decrease in Net Assets From Operations	$(16,400,061)

See Notes to Financial Statements.

20	Western Asset California Municipals Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2014	2013

Operations:
Net investment income	$28,608,811	$29,709,435
Net realized gain (loss)	10,235,675	(869,564)
Change in net unrealized appreciation (depreciation)	(55,244,547)	16,836,757
Increase (Decrease) in Net Assets From Operations	(16,400,061)	45,676,628

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(28,450,601)	(29,530,150)
Decrease in Net Assets From Distributions to Shareholders	(28,450,601)	(29,530,150)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	155,627,992	112,804,815
Reinvestment of distributions	26,666,885	27,824,812
Cost of shares repurchased	(259,463,199)	(126,727,828)
Increase (Decrease) in Net Assets From Fund Share Transactions	(77,168,322)	13,901,799
Increase (Decrease) in Net Assets	(122,018,984)	30,048,277

Net Assets:
Beginning of year	728,439,053	698,390,776
End of year*	$606,420,069	$728,439,053
*Includesundistributed net investment income of:	$558,308	$413,295

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2014	2013	2012[2]	2011	2010

Net asset value, beginning of year	$17.41	$17.01	$15.29	$16.02	$15.17

Income (loss) from operations:
Net investment income	0.75	0.73	0.74	0.75	0.75
Net realized and unrealized gain (loss)	(1.10)	0.40	1.71	(0.73)	0.87
Total income (loss) from operations	(0.35)	1.13	2.45	0.02	1.62

Less distributions from:
Net investment income	(0.74)	(0.73)	(0.73)	(0.75)	(0.75)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.74)	(0.73)	(0.73)	(0.75)	(0.77)

Net asset value, end of year	$16.32	$17.41	$17.01	$15.29	$16.02
Total return[3]	(1.93)%	6.76%	16.43%	0.04%	10.94%

Net assets, end of year (millions)	$457	$584	$570	$565	$679

Ratios to average net assets:
Gross expenses	0.73%	0.71%	0.71%	0.70%	0.69%
Net expenses[4]	0.73	0.71	0.71	0.70	0.69
Net investment income	4.53	4.26	4.60	4.71	4.77

Portfolio turnover rate	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Western Asset California Municipals Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2014	2013	2012[2]	2011	2010

Net asset value, beginning of year	$17.31	$16.92	$15.30	$15.99	$15.15

Income (loss) from operations:
Net investment income	0.61	0.61	0.62	0.65	0.65
Net realized and unrealized gain (loss)	(1.09)	0.38	1.71	(0.73)	0.87
Proceeds from settlement of a regulatory matter	—	—	—	0.09	—
Total income (loss) from operations	(0.48)	0.99	2.33	0.01	1.52

Less distributions from:
Net investment income	(0.60)	(0.60)	(0.71)	(0.70)	(0.66)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.60)	(0.60)	(0.71)	(0.70)	(0.68)

Net asset value, end of year	$16.23	$17.31	$16.92	$15.30	$15.99
Total return[3]	(2.70)%	5.97%	15.57%	(0.01)%[4]	10.23%

Net assets, end of year (millions)	$3	$4	$6	$9	$16

Ratios to average net assets:
Gross expenses	1.54%	1.42%	1.44%	1.31%	1.28%
Net expenses[5]	1.54	1.42	1.44	1.31	1.28
Net investment income	3.71	3.55	3.89	4.08	4.19

Portfolio turnover rate	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (0.60)%. Class B received $80,841 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2014	2013	2012[2]	2011	2010

Net asset value, beginning of year	$17.36	$16.97	$15.25	$15.98	$15.13

Income (loss) from operations:
Net investment income	0.65	0.63	0.65	0.66	0.66
Net realized and unrealized gain (loss)	(1.08)	0.39	1.71	(0.73)	0.87
Total income (loss) from operations	(0.43)	1.02	2.36	(0.07)	1.53

Less distributions from:
Net investment income	(0.65)	(0.63)	(0.64)	(0.66)	(0.66)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.65)	(0.63)	(0.64)	(0.66)	(0.68)

Net asset value, end of year	$16.28	$17.36	$16.97	$15.25	$15.98
Total return[3]	(2.44)%	6.11%	15.80%	(0.53)%	10.33%

Net assets, end of year (millions)	$70	$85	$84	$77	$84

Ratios to average net assets:
Gross expenses	1.29%	1.27%	1.28%	1.26%	1.26%
Net expenses[4]	1.29	1.27	1.28	1.26	1.26
Net investment income	3.97	3.69	4.03	4.14	4.20

Portfolio turnover rate	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Western Asset California Municipals Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2014	2013	2012[2]	2011	2010

Net asset value, beginning of year	$17.41	$17.02	$15.29	$16.02	$15.17

Income (loss) from operations:
Net investment income	0.76	0.75	0.76	0.77	0.77
Net realized and unrealized gain (loss)	(1.09)	0.39	1.73	(0.73)	0.87
Total income (loss) from operations	(0.33)	1.14	2.49	0.04	1.64

Less distributions from:
Net investment income	(0.76)	(0.75)	(0.76)	(0.77)	(0.77)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(0.76)	(0.75)	(0.76)	(0.77)	(0.79)

Net asset value, end of year	$16.32	$17.41	$17.02	$15.29	$16.02
Total return[3]	(1.80)%	6.84%	16.64%	0.14%	11.09%

Net assets, end of year (millions)	$76	$55	$38	$27	$9

Ratios to average net assets:
Gross expenses	0.68%	0.59%	0.59%	0.57%	0.62%
Net expenses[4,5]	0.60 [6]	0.58 [6]	0.59 [6]	0.57	0.56 [6]
Net investment income	4.65	4.38	4.71	4.84	4.89

Portfolio turnover rate	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

26	Western Asset California Municipals Fund 2014 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset California Municipals Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$596,896,625	—	$596,896,625
Short-term investments†	—	3,800,000	—	3,800,000
Total investments	—	$600,696,625	—	$600,696,625

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$306,177	—	—	$306,177

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

28	Western Asset California Municipals Fund 2014 Annual Report

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(13,197)	$13,197

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset California Municipals Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2014, LMIS and its affiliates retained sales charges of $35,509 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	—	$4,592	$17,408

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees.

30	Western Asset California Municipals Fund 2014 Annual Report

The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of February 28, 2014, the Fund had accrued $111 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$122,709,568
Sales	195,342,061

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$65,694,176
Gross unrealized depreciation	(5,710,677)
Net unrealized appreciation	$59,983,499

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	177	6/14	$23,245,886	$23,552,063	$(306,177)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures Contracts[2]	$306,177

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

Western Asset California Municipals Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$900,854

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(822,834)

During the year ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$15,628,349

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at February 28, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$11,063	—	$11,063

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$768,695	$175,496
Class B	22,031	11,674
Class C	529,100	36,559
Class I	—	68,481
Total	$1,319,826	$292,210

32	Western Asset California Municipals Fund 2014 Annual Report

For the year ended February 28, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$40,322
Total	$40,322

6. Distributions to shareholders by class

	Year Ended February 28, 2014	Year Ended February 28, 2013
Net Investment Income:
Class A	$23,080,114	$24,202,359
Class B	124,964	168,609
Class C	2,979,033	3,118,425
Class I	2,266,490	2,040,757
Total	$28,450,601	$29,530,150

7. Shares of beneficial interest

At February 28, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2014		Year Ended February 28, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,807,924	$78,545,946	3,671,895	$63,346,693
Shares issued on reinvestment	1,340,080	21,957,877	1,341,738	23,104,181
Shares repurchased	(11,695,805)	(190,613,819)	(4,965,074)	(85,469,875)
Net increase (decrease)	(5,547,801)	$(90,109,996)	48,559	$980,999

Class B
Shares sold	335	$5,448	848	$14,450
Shares issued on reinvestment	7,231	118,041	9,258	158,475
Shares repurchased	(81,751)	(1,331,214)	(80,103)	(1,370,607)
Net decrease	(74,185)	$(1,207,725)	(69,997)	$(1,197,682)

Class C
Shares sold	461,164	$7,600,266	640,496	$11,010,414
Shares issued on reinvestment	163,029	2,664,002	162,238	2,786,191
Shares repurchased	(1,231,353)	(20,032,051)	(870,152)	(14,973,733)
Net decrease	(607,160)	$(9,767,783)	(67,418)	$(1,177,128)

Western Asset California Municipals Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended February 28, 2014		Year Ended February 28, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,305,324	$69,476,332	2,222,162	$38,433,258
Shares issued on reinvestment	117,531	1,926,965	103,007	1,775,965
Shares repurchased	(2,888,839)	(47,486,115)	(1,439,422)	(24,913,613)
Net increase	1,534,016	$23,917,182	885,747	$15,295,610

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 3/31/2014	$0.057691	$0.022139	$0.050247	$0.059377

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2014	2013
Distributions paid from:
Tax-exempt income	$28,325,671	$29,511,210
Ordinary income	124,930	18,940
Total Distributions Paid	$28,450,601	$29,530,150

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$610,256
Deferred Capital Losses*	(1,587,806)
Capital loss carryforward**	(29,515,763)
Other book/tax temporary differences(a)	254,229
Unrealized appreciation (depreciation)(b)	59,677,322
Total accumulated earnings (losses) — net	$29,438,238

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	During the taxable year ended February 28, 2014, the Fund utilized $ 10,546,500 of its capital loss carryforward available from prior years. As of February 28, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2018	$(24,223,145)
2/28/2019	(5,292,618)
$(29,515,763)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book/ tax accretion methods for market discount on fixed income securities.

34	Western Asset California Municipals Fund 2014 Annual Report

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope

Western Asset California Municipals Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

36	Western Asset California Municipals Fund 2014 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset California Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset California Municipals Fund as of February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2014

Western Asset California Municipals Fund 2014 Annual Report	37

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset California Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the

38	Western Asset California Municipals Fund

Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset California Municipals Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California municipal debt funds by Lipper, showed, among other data, that the Fund’s performance was below the median for the 1- and 5-year periods ended June 30, 2013 and above the median for the 3- and 10-year periods ended June 30, 2013. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the Subadviser’s fee and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as California municipal debt funds and chosen by

40	Western Asset California Municipals Fund

Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2015.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute a breakpoint in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset level at which the breakpoint to its Contractual Management Fee is triggered and that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds in the same Lipper investment classification/objective at lower asset levels, and only slightly higher at higher asset levels.

The Board determined that the management fee structure for the Fund, including its breakpoint, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Western Asset California Municipals Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

42	Western Asset California Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset California Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset California Municipals Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

44	Western Asset California Municipals Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset California Municipals Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

46	Western Asset California Municipals Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset California Municipals Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

48	Western Asset California Municipals Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset California Municipals Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2014:

Record date:	Daily	Daily		Daily
Payable date:	March 2013 through September 2013	10/31/2013		November 2013 through February 2014
Tax-exempt interest	100.00%	94.68%		100.00%
Ordinary income	—	5.32	%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

50	Western Asset California Municipals Fund

Western Asset

California Municipals Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset California Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov

This report is submitted for the general information of the shareholders of Western Asset California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIP

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end fund managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02209 4/14 SR14-2163

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2013 and February 28, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $165,200 in 2013 and $149,005 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $6,000 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,750 in 2013 and $12,250 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 22, 2014